PROSPECTUS SUPPLEMENT -- October 31, 2001*

American Express Stock Market Certificate (April 25, 2001) S-6009 American Express Stock Market Certificate (April 25, 2001) S-6038
American Express Stock Market Certificate (April 25, 2001 ) S-6039
American Express Market Strategy Certificate (April 25, 2001) S-6008 American Express Equity Indexed Savings Certificates (April 25, 2001) S-6034

The following information modifies that found in the prospectuses at page 2p regarding partial participation minimum interest:

Effective for initial terms beginning on or after October 31, 2001, your partial participation minimum interest will be 2.00%.


S-6008-23 A (10/01)
Valid until next prospectus update.

*Destroy April 24, 2002